SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : April 30, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE
2002 ASBESTOS REVIEW

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1: Press release issued by The Chubb Corporation dated April 30, 2003.
EX-99.2: Report detailing previously disclosed 2002 asbestos review posted on The Chubb Corporation’s website on April 30, 2003.

Item 9. Regulation FD Disclosure.

The following information, including the Exhibits to this Form 8-K, is being furnished pursuant to Item 12 — Results of Operations and Financial Condition of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On April 30, 2003, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 9 and Item 12 as if fully set forth herein.

On April 30, 2003, Chubb posted on its website a report detailing its previously disclosed year-end 2002 asbestos review. A copy of our 2002 asbestos review is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference to this Item 9 and Item 12 as if fully set forth herein.

Throughout its earnings release and 2002 asbestos review and in the conference call to discuss its first quarter 2003 results scheduled to be webcast on May 1, 2003, Chubb presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).

Chubb management uses operating income, a non-GAAP financial measure, which is net income excluding after tax realized investment gains and losses, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and could distort the analysis of trends. Chubb believes that the insurance industry equity analysts exclude realized gains and losses on investments in their analysis of Chubb’s results for the same reason.

Chubb management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore a more meaningful basis of analyzing Chubb’s investment performance than the GAAP measure of investment income, which is investment income before income taxes.

Book value per share, a GAAP measure, represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on available-for-sale fixed maturities carried at market value. Chubb management believes that the appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to change in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-

for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

The combined ratios and the components thereof are presented in accordance with statutory accounting principles applicable to insurance companies.

Definitions of key terms and, as applicable, a reconciliation to generally accepted accounting principles are included in the earnings release attached as Exhibit 99.1 to this Form 8-K, a copy of which is also posted on Chubb’s website.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

	By:	/s/ Joanne L. Bober
		Name:	Joanne L. Bober
		Title:	Senior Vice President and General Counsel
April 30, 2003

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED April 30, 2003

Exhibit
Number

(99.1)	Press release issued by The Chubb Corporation dated April 30, 2003.

(99.2)	Report detailing previously disclosed 2002 asbestos review posted on The Chubb Corporation’s website on April 30, 2003.